Exhibit 10.15
VIA FEDEX DELIVERY
March 6, 2007
United States Postal Service
475 L’Enfant Plaza S.W.
Room 4900
Washington, D.C. 20260-6210
Attention: Manager, Transportation Portfolio

RE:	Transportation Agreement dated July 31, 2006 (the “Transportation Agreement”) between the United States Postal Service (the “USPS”) and Federal Express Corporation (“FedEx”)
Amendment of Section 8.12(a)
Dear Sir or Madam:
The USPS and FedEx agree to change the references to [ * ] that are set out in the third and fourth paragraphs of Section 8.12(a) of the Transportation Agreement to [ * ].
By signing this letter, the USPS and FedEx agree to this amendment of the Transportation Agreement.
Please sign both counterparts of this letter, retain one for the USPS’ records, and return the other fully executed counterpart to:
Myla Williams
Federal Express Corporation
3620 Hacks Cross Road
Building B, 3rd Floor
Memphis, Tennessee 38125
(901) 434-8362

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Federal Express Corporation
Letter Agreement
March 6, 2007
If you should have any questions, please call Ron Stevens at (901) 434-8954 or Myla Williams at (901) 434-8362. Thank you.
Sincerely,
FEDERAL EXPRESS CORPORATION
/S/ PAUL HERRON
Paul Herron
Vice President
Postal Transportation Management
AGREED TO AND ACCEPTED this 8th day of March, 2007.
THE UNITED STATES POSTAL SERVICE

By:	/s/ LESLIE A. GRIFFITH

Its:	Air Transportation CMC, US Postal Service Supply Management
The “USPS”

cc:	Karren Vance

VIA HAND DELIVERY
April 23, 2007
United States Postal Service
475 L’Enfant Plaza S.W.
Room 4900
Washington, D.C. 20260-6210
Attention: Manager, Transportation Portfolio

RE:	Transportation Agreement dated July 31, 2006 (the “Transportation Agreement”) between the United States Postal Service (the “USPS”) and Federal Express Corporation (“FedEx”)
Second Amendment of Section 8.12(a)
Dear Sir or Madam:
The USPS and FedEx agree to further change the references that are set out in the third and fourth paragraphs of Section 8.12(a) of the Transportation Agreement, as amended by letter dated March 6, 2007, from [ * ] to [ * ].
By signing this letter, the USPS and FedEx agree to this amendment of the Transportation Agreement.
Please sign both counterparts of this letter, retain one for the USPS’ records, and return the other fully executed counterpart to:
Myla Williams
Federal Express Corporation
3620 Hacks Cross Road
Building B, 3rd Floor
Memphis, Tennessee 38125
(901) 434-8362

*	Blank spaces contained confidential information which has been filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 under the Securities Exchange Act of 1934, as amended.

Federal Express Corporation
Letter Agreement
April 23, 2007
If you should have any questions, please call Ron Stevens at (901) 434-8954 or Myla Williams at (901) 434-8362. Thank you.
Sincerely,
FEDERAL EXPRESS CORPORATION
/S/ PAUL HERRON
Paul Herron
Vice President
Postal Transportation Management
AGREED TO AND ACCEPTED this 14th day of May, 2007.
THE UNITED STATES POSTAL SERVICE

By:	/s/ LESLIE A. GRIFFITH

Its:	Air Transportation CMC, US Postal Service Supply Management
The “USPS”

cc:	Karren Vance